UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 7, 2024
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	98-1436377
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Building B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On November 7, 2024, Establishment Labs Holdings Inc. (the “Company”) issued a press release announcing a registered direct offering of common shares and pre-funded warrants to purchase common shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
On November 7, 2024, the Company announced that it expects revenue for fiscal year 2024 to be $165 million to $168 million. For budgeting purposes, the Company expects non-U.S. fiscal year 2025 revenue to grow mid-single digits from fiscal year 2024 and U.S. fiscal year 2025 revenue to exceed $35 million.
On November 7, 2024, the Company also entered into the Third Amendment to Credit Agreement and Guaranty with Oaktree Fund Administration, LLC, as administrative agent, and the other parties thereto (the “Amendment”), which amends the terms of that certain Credit Agreement and Guaranty, dated as of April 26, 2022 (as amended, the “Agreement”). The Amendment extends the Commitment Termination Date (as defined in the Agreement) with respect to the commitments applicable to the Tranche D Term Loans, from June 30, 2025 to December 31, 2025 and modifies the milestone triggering the availability of the Tranche D Term Loans to provide for availability of the Tranche D Term Loans upon achieving trailing twelve month gross sales of $195 million, including trailing twelve month gross sales of $30 million in the U.S. with respect to Motiva Implants and the Motiva Flora Tissue Expander product.
The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “will,” “may” or other similar expressions in this press release. Any statements that refer to the anticipated terms of the offering, projections of our future financial or operating performance, anticipated trends in our business, our goals, strategies, focus and plans, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results, related to the company’s performance are forward-looking statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented in this report, or that we may make orally or in writing from time to time, are expressions of our beliefs and expectations based on currently available information at the time such statements are made. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Although we believe that our assumptions are reasonable, we cannot guarantee future performance, and some will inevitably prove to be incorrect. As a result, our actual future results and the timing of events may differ from our expectations, and those differences may be material. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. These and other factors that could cause or contribute to actual results differing materially from our expectations include, among others, those risks and uncertainties discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as updated in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 that will be filed with the Securities and Exchange Commission. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Establishment Labs Holdings Inc. on November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	November 7, 2024	By:	/s/ Rajbir S. Denhoy
		Name:	Rajbir S. Denhoy
		Title:	Chief Financial Officer